UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020

DYNEX CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-9819	52-1549373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4991 Lake Brook Drive, Suite 100 Glen Allen, Virginia	23060-9245
(Address of principal executive offices)	(Zip Code)

(804) 217-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DX	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRB	New York Stock Exchange
6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	DXPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2020, Dynex Capital, Inc., a Virginia corporation (the “Company”), entered into an amendment no. 2 (the “Amendment”) to the equity distribution agreement, dated November 21, 2016, as previously amended by an amendment no. 1, dated September 4, 2018 (the “Original Agreement” and, as amended by the Amendment, the “Amended Agreement”), by and among the Company, Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and JonesTrading Institutional Services LLC (“Jones,” and with Ladenburg, each an “Agent” and collectively, the “Agents”).

The Amendment amends the Original Agreement (i) to remove from the shares to be issued and sold under the Amended Agreement shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), (ii) to add to the shares to be issued and sold under the Amended Agreement shares of the Company’s 6.900% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), (iii) to amend the term “Maximum Amount” to refer to $104,586,751, which includes an aggregate of $54,586,751 of Preferred Stock (as defined below) that the Company has sold pursuant to the Original Agreement prior to entry into the Amendment under the Company’s registration statements on Form S-3 (333-200859 and 333-222354); and (iv) to provide that in no event will the Company sell pursuant to the Amended Agreement more than 4,750,000 shares of the Company’s 7.625% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”, together with the Series C Preferred Stock, the “Offered Stock”, and, together with the Series A Preferred Stock and the Series C Preferred Stock, the “Preferred Stock”), which 4,750,000 shares includes an aggregate of 2,238,330 shares of Series B Preferred Stock sold prior to the date of the Amended Agreement under the Company’s registration statements on Form S-3 (333-200859 and 333-222354), or more than 2,140,000 shares of the Series C Preferred Stock.

Pursuant to the Amended Agreement, on or after August 4, 2020, the Company may offer and sell up to $50,000,000 of aggregate value of shares of the Offered Stock from time to time through the Agents, each as the Company’s sales agents under the Amended Agreement. Sales of shares of the Offered Stock, if any, under the Amended Agreement may be made in sales deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including sales made directly on or through the New York Stock Exchange or on any other existing trading market for the Offered Stock, or sales made to or through a market maker other than on an exchange, or, subject to a written notice from the Company, by any other method permitted by law.

Under the terms of the Amended Agreement, the Company may also sell shares of the Offered Stock to either Agent as principal for such Agent’s own account at a price agreed upon at the time of sale. If the Company sells shares of the Offered Stock to an Agent as principal, the Company and the applicable Agent will enter into a separate terms agreement.

Each Agent is entitled to compensation of up to two percent (2.0%) of the gross sales price per share for any shares of the Offered Stock sold by such Agent under the Amended Agreement. The Amended Agreement contains various representations, warranties and agreements by the Company and the Agents, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

From time to time, in the ordinary course of business, the Agents and their respective affiliates have provided, and in the future may provide, investment banking services to the Company and have received or may receive fees from the Company for the rendering of such services.

The foregoing description of the Amended Agreement is not complete and is qualified in its entirety by reference to the full text of the Original Agreement and the Amendment, copies of which are filed or incorporated by reference herewith as Exhibit 10.29, Exhibit 10.29.1 and Exhibit 10.29.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. In connection with the filing of the Amendment, the Company is filing as (i) Exhibit 5.1 to this Current Report on Form 8-K an opinion of Troutman Pepper Hamilton Sanders LLP with respect to the legality of the shares of Offered Stock to be sold under the Amended Agreement and (ii) Exhibit 8.1 to this Current Report on Form 8-K an opinion of Troutman Pepper Hamilton Sanders LLP with respect to certain tax matters.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to the legality of the shares.

8.1	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to certain tax matters.

10.29	Equity Distribution Agreement among Dynex Capital, Inc., Ladenburg Thalmann & Co. Inc., and JonesTrading Institutional Services LLC, dated November 21, 2016 (incorporated herein by reference to Exhibit 10.29 to Dynex Capital, Inc.’s Current Report on Form 8-K filed November 22, 2016).

10.29.1	Amendment No. 1, dated September 4, 2018, to Equity Distribution Agreement by and among Dynex Capital, Inc., Ladenburg Thalmann & Co. Inc., and JonesTrading Institutional Services LLC (incorporated herein by reference to Exhibit 10.29.1 to Dynex Capital, Inc.’s Current Report on Form 8-K filed September 4, 2018).

10.29.2	Amendment No. 2, dated August 4, 2020, to Equity Distribution Agreement by and among Dynex Capital, Inc., Ladenburg Thalmann & Co. Inc., and JonesTrading Institutional Services LLC.

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in exhibit 5.1).

23.2	Consent of Troutman Pepper Hamilton Sanders LLP (included in exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEX CAPITAL, INC.

Date: August 4, 2020	By:	/s/ Stephen J. Benedetti
Stephen J. Benedetti
Executive Vice President, Chief Financial Officer and Chief Operating Officer